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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 29, 2004


                                  MOLIRIS CORP.
                    F/K/A UNDERWATER MAINTENANCE CORPORATION
             (Exact Name of registrant as specified in its charter)


           FLORIDA                       0-33473                    06-1655695
(State or other jurisdiction       (Commission File Number)       (IRS Employer
Identification No.)                                            of incorporation)


                       3221 COLLINSWORTH STREET, SUITE 140
                             FORT WORTH, TEXAS 76107
                    (Address of principal executive officers)


                                 (817) 335-5900
              (Registrant's telephone number, including area code)

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

         On January 29, 2004, Clyde R. Parks, President and Chairman of the Board of the Company, acquired 2,500,000 shares of the Company's Common Stock held by Lindsey and Troy Vinson.

         Subsequent to the above transaction, Mr. Parks now holds owns 5,000,000 shares of the Common Stock which represents 61.46% of the outstanding voting stock of the Company.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Effective January 29, 2004, Lindsey Vinson resigned from his position of President and Chairman of the Board of Directors of the Company. A new director will not be appointed at this time. The Board of Directors has appointed Clyde R. Parks to serve as the Company's President and Chairman of the Board until the next annual meeting of the shareholders.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MOLIRIS CORP., a Florida corporation



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